SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2001

Moody's Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14037	13-3998945

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Church Street New York, New York	10007

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 553-0300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

             On April 10, 2001, Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, agreed to a settlement with the Antitrust Division of the U.S. Department of Justice arising from an isolated incident in 1996 involving the destruction of documents. Under the terms of the settlement, Moody’s Investors Service, Inc. pleaded to one count of obstruction of justice and agreed to pay a fine of $195,000. A copy of the plea agreement embodying the settlement is attached to this Current Report on Form 8-K as Exhibit 99.1. A copy of the Information is filed as Exhibit 99.2. Filed as Exhibit 99.3 is a copy of the press release relating to the settlement.

             On April 10, 2001, Moody’s Corporation issued a press release regarding changes in management. A copy of the press release is filed as Exhibit 99.4.

             On April 10, 2001, Moody’s Corporation issued a press release regarding estimated fourth quarter earnings. A copy of the press release is filed as Exhibit 99.5.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Plea Agreement, dated April 10, 2001

99.2	Information, dated April 10, 2001

99.3	Press Release, dated April 10, 2001

99.4	Press Release, dated April 10, 2001

99.5	Press Release, dated April 10, 2001

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains information about future expectations, plans and prospects for the Company’s business and operations that constitute forward-looking statements. The forward-looking statements and other information are made as of April 10, 2001, and the Company disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to differ, perhaps materially, from those indicated by these forward-looking statements. Those factors include, but are not limited to, customer reaction to, and the exercise by various governmental authorities of their discretionary authority in respect of, the Company’s guilty plea and the conduct underlying it; changes in the volume of debt securities issued in domestic and/or global capital markets; changes in interest rates and other volatility in the financial markets; possible loss of market share through competition; introduction of competing products or technologies by other companies; pricing pressures from competitors and/or customers; the potential emergence of government-sponsored credit rating agencies; proposed U.S., foreign, state and local legislation and regulations, including those relating to nationally recognized statistical rating organizations; the possible loss of key employees to investment or commercial banks or elsewhere and related compensation cost pressures; the outcome of any review by controlling tax authorities of the Company’s global tax planning initiatives; the uncertainty regarding market acceptance and revenue generating opportunities for web-based research products; and other factors as discussed in The New D&B Corporation Form 10 (Amendment No. 2) filed on September 11, 2000 with the Securities and Exchange Commission and in other filings made by the Company from time to time with the Securities and Exchange Commission.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOODY'S CORPORATION

By:	/s/ John J. Goggins

	Name: Title:	John J. Goggins Senior Vice President and General Counsel

Date: April 11, 2001

EXHIBIT INDEX

Exhibit Number	Description

99.1	Plea Agreement, dated April 10, 2001

99.2	Information, dated April 10, 2001

99.3	Press Release, dated April 10, 2001

99.4	Press Release, dated April 10, 2001

99.5	Press Release, dated April 10, 2001